UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2009

Vineyard National Bancorp
(Exact name of registrant as specified in its charter)

California	33-0309110
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-20862

4000 Barranca Parkway, Suite 250
Irvine, California 92604
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 262-3270

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 2, 2009, Vineyard National Bancorp (the “Company”) was notified of the resignation of its independent registered public accounting firm, KPMG LLP (“KPMG”), effective that date.  A copy of the notification letter is furnished as Exhibit 16.1 to this Current Report on Form 8-K.  The Company’s Audit Committee Chairman accepted the resignation of KPMG upon receipt of the notification.  Because of factors which the Company has previously disclosed, during the period in which the Company is unable to file reports which comply with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company intends in lieu thereof to file copies of its Chapter 11 Monthly Operating Reports (each, a “Report”) which are required to be submitted to the Office of the United States Trustee (“OUST”) under cover of Current Reports on Form 8-K.  As a result, the Company will not seek to hire a new independent public accounting firm.

During the two fiscal years ended December 31, 2007, and the subsequent interim period through October 2, 2009, there were no:  (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion on the subject matters of the disagreement, or (2) reportable events, except that KPMG advised the Company of the material weaknesses as described in the following paragraph.

The audit reports of KPMG on the Company’s consolidated financial statements as of December 31, 2007 and December 31, 2006 for the years then ended, which were the last reports provided by KPMG in connection with the Company’s Annual Reports filed on Form 10-K with the Securities Exchange Commission (“SEC”), did not contain any adverse opinion or disclaimer of opinion, nor were they  qualified or modified as to uncertainty, audit scope or accounting principles.  The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2007 and 2006 did not contain an any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2007 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that the following material weaknesses have been identified and included in management’s assessment:

•	The Company’s control environment.

•	The Company’s risk assessment process and its policies and procedures to determine the valuation of the loan portfolio were not effective.

•	Ineffective process for the selection and application of accounting and disclosure policies.

•	Inadequate policies and procedures to prevent a breach of information technology security policies by employees.

•	Ineffective policies, procedures and controls for the detection or prevention of unauthorized or potentially fraudulent transactions related to expense reimbursement.

The Company furnished a copy of this Current Report on Form 8-K to KPMG and requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter, dated October 7, 2009, is furnished as Exhibit 16.2 to this Current Report on Form 8-K.

This Current Report on Form 8-K includes certain statements which may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws.  Although the Registrant believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  For forward-looking statements herein, the Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and other protections under the Federal securities laws.  The Registrant assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

Limitation on Incorporation by Reference

The Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.  Registration statements and other documents filed with the Securities and Exchange Commission shall not incorporate the Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
16.1	KPMG Resignation Letter dated October 2, 2009.
16.2	KPMG Letter to Securities and Exchange Commission dated October 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vineyard National Bancorp
(Registrant)

Dated: October 7, 2009	By:	/s/ James G. LeSieur III
	Name:	James G. LeSieur III
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
16.1	KPMG Resignation Letter dated October 2, 2009.
16.2	KPMG Letter to Securities and Exchange Commission dated October 7, 2009.